                                                                    Exhibit 99.1



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                                                                        Case Number:  01-646 (PJW)
----------------------------------
               Debtors                                                         Reporting Period: September 30, 2001-October 27, 2001


                            MONTHLY OPERATING REPORT
                File with Court and submit copy to United States
                   Trustee within 30 days after end of month

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     DOCUMENT       EXPLANATION
REQUIRED DOCUMENTS                                                                 FORM NO.          ATTACHED         ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                     MOR - 1                  X           Exhibit A
------------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliation's)      MOR - 1 (CON'T)                    See Affidavit
------------------------------------------------------------------------------------------------------------------------------------
         Copies of Bank Statements                                                                                 See Affidavit
------------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journal                                                                      X           Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                         MOR - 2                  X           Exhibit C
------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                   MOR - 3                  X           Exhibit D
------------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                    MOR - 4                  X           Exhibit E
------------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period
------------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                            MOR - 4
------------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable                                                                X           Exhibit F
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                    MOR - 5                  X           Exhibit G
------------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                            MOR - 5                  X           Exhibit H
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


  /s/ Kevin J. Thimjon                                           12/3/01
---------------------------------------------            -----------------------
Signature of Debtor                                      Date



---------------------------------------------            -----------------------
Signature of Joint Debtor                                Date


  /s/ Kevin J. Thimjon                                           12/3/01
---------------------------------------------            -----------------------
Signature of Authorized Individual*                      Date


Kevin J. Thimjon                                  Chief Restructuring Officer
---------------------------------------------     ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual



* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.


                                                                        Form MOR

              TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF
                 COMPLIANCE WITH UNITED STATES TRUSTEE OPERATING
       REQUIREMENTS FOR THE PERIOD SEPTEMBER 30, 2001 TO OCTOBER 27, 2001


In Re:      BRM HOLDINGS, INC.                         Case No.   01-00646 (PJW)
       ---------------------------                              ----------------
               Debtor



            DECLARATION CONCERNING RECONCILIATION OF BANK STATEMENTS


I, KEVIN J. THIMJON, CHIEF RESTRUCTURING OFFICER, OF BRM HOLDINGS, INC. NAMED

AS DEBTOR IN THIS CASE, DECLARE UNDER THE PENALTY OF PERJURY THAT I HAVE

REVIEWED THE BANK STATEMENTS AND THE ASSOCIATED RECONCILIATION OF THE COMPANY'S

CASH DISBURSEMENT ACCOUNTS AND THAT THEY ARE TRUE AND CORRECT TO THE BEST OF MY

KNOWLEDGE, INFORMATION AND BELIEF.


DATE:        12/3/01                         SIGNATURE:        /s/ KEVIN J. THIMJON
       ------------------                                -------------------------------------------------------------------

                                                               KEVIN J. THIMJON, CHIEF RESTRUCTURING OFFICER
                                             -------------------------------------------------------------------------------
                                                     (PRINT OR TYPE NAME OF INDIVIDUAL SIGNING ON BEHALF OF DEBTOR)


THE BUSINESS OF THE DEBTOR AND ITS AFFILIATES IS COMPLEX. WHILE EVERY EFFORT HAS BEEN MADE TO MAKE THESE RECONCILIATIONS ACCURATE AND COMPLETE, UNINTENTIONAL ERRORS OR OMISSIONS MAY EXIST. IN THE EVENT THAT ERRORS OR OMISSIONS ARE DISCOVERED, THESE RECONCILIATIONS WILL BE SUPPLEMENTED OR AMENDED, AS APPROPRIATE.

EXHIBIT A

-------------------------------------------------------------------------------------------------------------------------------
BRM HOLDINGS, INC.
MONTHLY CASHFLOW - OCTOBER 2001
(000'S)
                                                                                                                   TOTAL
                                                           WEEK 1          WEEK 2       WEEK 3      WEEK 4         OCT-01
                                                           ACTUAL          ACTUAL       ACTUAL      ACTUAL         ACTUAL
-------------------------------------------------------------------------------------------------------------------------------
CASH COLLECTIONS
    Operating Receipts                                        74               -          112          54            240
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CASH INFLOW                                             74               -          112          54            240
-------------------------------------------------------------------------------------------------------------------------------
CASH DISBURSEMENTS
    Net Operating Disbursements                              647             119          330         680          1,776
    Payroll and Payroll Taxes & Employee Benefits            100              21           40          23            184
-------------------------------------------------------------------------------------------------------------------------------
TOTAL OUTFLOW                                                747             140          370         703          1,960
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NET CASHFLOW                                                (673)           (140)        (258)       (649)        (1,720)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------



                                     1 of 1                           Form MOR-1

EXHIBIT B


BRM HOLDINGS, INC.
SUMMARY CASH DISBURSEMENTS - OCTOBER 2001

                                                                                                           TOTAL CASH
                              LEGAL ENTITY NAME                         LEGAL ENTITY CODE                 DISBURSEMENT
         ------------------------------------------------------------   -------------------------    -----------------------
 1       Bindery Systems, Inc.                                          BDSI                                      -
 2       Central Texas Office Products, Inc.                            CTOP                                      -
 3       Dulworth Office Furniture Company                              DULW                                      -
 4       Forty-Fifteen Papin Redevelopment Corporation                  FPRC                                      -
 5       Interiors Acquisition Corporation                              INAC                                      -
 6       Kentwood Office Furniture, Inc.                                KOFI                                      -
 7       KOF-CT Acquisition Corporation                                 KOFA                                      -
 8       McWhorter's, Inc.                                              MCWT                                      -
 9       Modern Food Systems, Inc.                                      MFSI                                      -
10       Modern Vending, Inc.                                           MVNI                                      -
11       OE Acquisition Corporation                                     OEAC                                      -
12       ReWork Acquisition Corporation                                 RWAC                                      -
13       Sletten Vending Service, Inc.                                  SVSI                                      -
14       The Systems House, Inc.                                        TSHI                                      -
15       US Office Products Company                                     USOP                                1,959,918.23
16       US Office Products, Chicago District, LLC                      OPCD                                      -
17       US Office Products, Colorado District, LLC                     OPCO                                      -
18       US Office Products, Florida District, LLC                      OPFL                                      -
19       US Office Products, Georgia District, LLC                      OPGA                                      -
20       US Office Products, Mid-Atlantic District, LLC                 OPMA                                      -
21       US Office Products, Mid-South District, LLC                    OPMS                                      -
22       US Office Products, North Atlantic District, Inc.              OPNA                                      -
23       US Office Products, Northwest District, LLC                    OPNW                                      -
24       US Office Products, South Central District, Inc.               OPSC                                      -
25       USOP Holding Co. of Mexico, Inc.                               UHCM                                      -
26       USOP Merchandising Company                                     OPMC                                      -
27       USOPN, Inc.                                                    OPNI                                      -
28       Vend-Rite Service Corporation                                  VRSC                                      -
                                                                                                     -------------------
                                TOTAL CASH DISBURSEMENT                                                     1,959,918.23
                                                                                                     ===================


                                     1 of 1

EXHIBIT C

                               US OFFICE PRODUCTS
                         CONSOLIDATED INCOME STATEMENT
                   FOR THE FOUR WEEKS ENDED OCTOBER 27, 2001
                                ($'S THOUSANDS)

                                                             USOP-NA   US REFRESH  McWHORTERS   USOP PARENT     TOTAL
                                                             -------   ----------  ----------   -----------     -----
Net Revenues                                                 $   -       $   -       $   -        $   -        $   -
Cost of Revenues                                                 -           -           -            -            -
                                                             -------     -------     -------      -------      -------
     Gross Profit                                                -           -           -            -            -

Selling, General & Admin. Expenses                               -           -           -          2,282        2,282
Amortization Expense                                             -           -           -            -            -
Impaired asset write-offs                                                                -            -            -
Operating Restructuring Costs                                    -           -           -            -            -
                                                             -------     -------     -------      -------      -------
     Operating Income (Loss)                                     -           -           -         (2,282)      (2,282)
                                                             -------     -------     -------      -------      -------

Other (Income)/Expense:
     Interest (Income)/Expense                                   -           -           -            (56)         (56)
     Unrealized Foreign Currency transaction (Gain) Loss         -           -           -            -            -
     Equity in loss of affiliates                                -           -           -            -            -
     (Gain)/loss on closure of business                          -           -        (1,762)       1,807           45
     Other (income)/expense                                      -           -            (5)        (940)        (945)
                                                             -------     -------     -------      -------      -------
          Total Other (Income)/Expense                           -           -        (1,767)         811         (956)

                                                             -------     -------     -------      -------      -------
Income (Loss) before provision for Income Taxes                  -           -         1,767       (3,093)      (1,326)

Provision for (benefit from) income taxes                        -           -           -            -            -
                                                             -------     -------     -------      -------      -------
Net Income (Loss) Before Extraordinary Items                 $   -       $   -       $ 1,767      $(3,093)     $(1,326)
                                                             =======     =======     =======      =======      =======



                                     1 of 1                           Form MOR-2

EXHIBIT D


                               US OFFICE PRODUCTS
                                 BALANCE SHEET
                                OCTOBER 27, 2001


                                                  USOP - NA   US REFRESH   MCWHORTERS    USOP PARENT   USOP ELIMS       TOTAL
                                                  ---------   ----------   ----------    -----------   ----------       -----
ASSETS

Current Assets:
     Cash & Cash Equivalents                      $     -      $     -       $     -       $  35,976     $     -       $  35,976
     Accounts Receivable, net                           -            -             -             -             -             -
     Inventory, net                                     -            -             -             -             -             -
     Prepaid expenses and other current assets        9,742          -             -          18,967           -          28,709
                                                  ---------    ---------     ---------     ---------     ---------     ---------
          Total Current Assets                        9,742          -             -          54,943           -          64,685

     Property & Equipment, net                          -            -             -             -             -             -
     Intangible Assets, net                             -            -             -             -             -             -
     I/C Receivable from non-debtor entities            -            -             -             -             -             -
     Other Assets                                   425,082          -             -          17,500      (425,082)       17,500

                                                  ---------    ---------     ---------     ---------     ---------     ---------
TOTAL ASSETS                                      $ 434,824    $     -       $     -       $  72,443     $(425,082)    $  82,185
                                                  =========    =========     =========     =========     =========     =========

LIABILITIES AND STOCKHOLDERS EQUITY
Pre Petition Liabilities
     Accounts Payable                             $  35,633    $   3,148     $   3,209     $     195     $     -       $  42,185
     Accrued Compensation                               -            -             -             -             -             -
     Other accrued liabilities                        5,961          -             -          10,355           -          16,316
     I/C Payables/(Receivables)                         -            -             -             -             -             -
     I/C with non-debtor entities                       -            -             -             -             -             -
     Bank Debt                                          -            -             -         379,678           -         379,678
     2003 Notes                                         -            -             -           4,144           -           4,144
     2008 Notes                                         -            -             -         361,813           -         361,813
     Other Liabilities                                2,432          -             -             -             -           2,432
                                                  ---------    ---------     ---------     ---------     ---------     ---------
Total Pre-Petition Liabilities                       44,026        3,148         3,209       756,185           -         806,568
                                                  ---------    ---------     ---------     ---------     ---------     ---------

Post Petition Liabilities
     Accounts Payable                                   -            -             -             344           -             344
     Accrued Compensation                               -            -             -             -             -             -
     I/C Payables/(Receivables)                         -            -             -             -             -             -
     Other accrued liabilities                          -            -             -           8,993           -           8,993
     Other Liabilities                                  -            -             -             -             -             -

                                                  ---------    ---------     ---------     ---------     ---------     ---------
Total Post-Petition Liabilities                         -            -             -           9,337           -           9,337
                                                  ---------    ---------     ---------     ---------     ---------     ---------

Total Liabilities                                    44,026        3,148         3,209       765,522           -         815,905

   Total Stockholders' Equity                       390,798       (3,148)       (3,209)     (693,079)     (425,082)     (733,720)

                                                  ---------    ---------     ---------     ---------     ---------     ---------
   TOTAL LIABILITIES AND STOCKHOLDERS EQUITY      $ 434,824    $     -       $     -       $  72,443     $(425,082)    $  82,185
                                                  =========    =========     =========     =========     =========     =========


                                     1 of 1                           Form MOR-3

EXHIBIT E


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                                                                        Case Number:  01-646 (PJW)
----------------------------------
              Debtors                                                          Reporting Period: September 30, 2001-October 27, 2001

                          SUMMARY OF POSTPETITION TAXES

USOP-PARENT
------------------------------------------------------------------------------------------------------------------------------------
                                 BEGINNING TAX   AMOUNT WITHHELD OR                                                    ENDING TAX
                                   LIABILITY          ACCRUED          AMOUNT PAID    DATE PAID     CHECK NO. OR EFT    LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                        $       -       $  14,696.93       $  14,696.93   10/5 & 10/19     ADP DEBIT         $       -
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                            -             656.24             656.24   10/5 & 10/19     ADP DEBIT                 -
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                            -             656.27             656.27   10/5 & 10/19     ADP DEBIT                 -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                               -               -                  -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
Income                                     -               -                  -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
Other:                                     -               -                  -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES             $       -       $  16,009.44       $  16,009.44                                      $       -
====================================================================================================================================
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                        $       -       $   2,572.67       $   2,572.67   10/5 & 10/19     ADP DEBIT         $       -
------------------------------------------------------------------------------------------------------------------------------------
Sales                                      -                                  -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
Excise                                     -               -                  -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                               -               -                  -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
Real Property                              -               -                  -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                          -               -                  -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
Other:                                     -               -                  -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL           $       -       $   2,572.67       $   2,572.67                                      $       -
====================================================================================================================================
TOTAL TAXES                        $       -       $  18,582.11       $  18,582.11                                      $       -
====================================================================================================================================


                                     1 of 1                           Form MOR-4

EXHIBIT F

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                                                                         Case Number: 01-646 (PJW)
----------------------------------
               Debtors                                                         Reporting Period: September 30, 2001-October 27, 2001


                        LISTING OF AGED ACCOUNTS PAYABLE

------------------------------------------------------------------------------------------------------------------------------------
                                         CURRENT           31 - 60       61 - 90        OVER 90           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
USOP-Parent                              344,372.95                                                      344,372.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE                 $ 344,372.95        $     -       $    -         $    -         $ 344,372.95
------------------------------------------------------------------------------------------------------------------------------------



Explain how and when the Debtor intends to pay any past-due postpetition debts.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                     1 of 1                           Form MOR-4

EXHIBIT G

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


IN RE:  BRM HOLDINGS, INC., ET AL.                                                                         Case Number: 01-646 (PJW)
----------------------------------
               Debtors                                                        Reporting Period: September 30, 2001-October 27, 2001

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


     MCWHORTERS
     ---------------------------------------------------------------------------------------------------
     ACCOUNTS RECEIVABLE RECONCILIATION                                                  AMOUNT
     ---------------------------------------------------------------------------------------------------
     Total Accounts Receivable at the beginning of the reporting period               $    71,461.00
     ---------------------------------------------------------------------------------------------------
     + Amounts billed during the period                                                       -
     ---------------------------------------------------------------------------------------------------
     - Amounts collected during the period                                                (23,324.00)
     ---------------------------------------------------------------------------------------------------
     - Amounts written-off during the period                                              (48,137.00)
     ---------------------------------------------------------------------------------------------------
     TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                     $       -
     ---------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------
     ACCOUNTS RECEIVABLE AGING                                                           AMOUNT
     ---------------------------------------------------------------------------------------------------
     0 - 30 days old                                                                  $       -
     ---------------------------------------------------------------------------------------------------
     31 - 60 days old                                                                         -
     ---------------------------------------------------------------------------------------------------
     61 - 90 days old                                                                         -
     ---------------------------------------------------------------------------------------------------
     91+ days old                                                                             -
     ---------------------------------------------------------------------------------------------------
     Total Accounts Receivable                                                                -
     ---------------------------------------------------------------------------------------------------
     Amount considered uncollectable (Bad Debt)                                               -
     ---------------------------------------------------------------------------------------------------
     ACCOUNTS RECEIVABLE (NET)                                                        $       -
     ---------------------------------------------------------------------------------------------------


                                     1 of 1                           Form MOR-5

EXHIBIT G

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


IN RE:  BRM HOLDINGS, INC., ET AL.                                                                        Case Number:  01-646 (PJW)
----------------------------------
                Debtors                                                        Reporting Period: September 30, 2001-October 27, 2001


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


     USOP-PARENT
     ---------------------------------------------------------------------------------------------------
     ACCOUNTS RECEIVABLE RECONCILIATION                                                  AMOUNT
     ---------------------------------------------------------------------------------------------------
     Total Accounts Receivable at the beginning of the reporting period                $      -
     ---------------------------------------------------------------------------------------------------
     + Amounts billed during the period                                                       -
     ---------------------------------------------------------------------------------------------------
     - Amounts collected during the period                                                    -
     ---------------------------------------------------------------------------------------------------
     TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                      $      -
     ---------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------
     ACCOUNTS RECEIVABLE AGING                                                           AMOUNT
     ---------------------------------------------------------------------------------------------------
     0 - 30 days old                                                                   $      -
     ---------------------------------------------------------------------------------------------------
     31 - 60 days old                                                                         -
     ---------------------------------------------------------------------------------------------------
     61 - 90 days old                                                                         -
     ---------------------------------------------------------------------------------------------------
     91+ days old                                                                             -
     ---------------------------------------------------------------------------------------------------
     Total Accounts Receivable                                                                -
     ---------------------------------------------------------------------------------------------------
     Amount considered uncollectable (Bad Debt)                                               -
     ---------------------------------------------------------------------------------------------------
     ACCOUNTS RECEIVABLE (NET)                                                         $      -
     ---------------------------------------------------------------------------------------------------


                                     1 of 1                           Form MOR-5

EXHIBIT H


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                                                                         Case Number: 01-646 (PJW)
----------------------------------
              Debtors                                                          Reporting Period: September 30, 2001-October 27, 2001


                              DEBTOR QUESTIONNAIRE


USOP-PARENT
------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                        YES             NO
------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this
reporting period?  If yes, provide an explanation below.                                                             X
------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession
account this reporting period? If yes, provide an explanation below. *                                               X
------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely file?  If no, provide an explanation
below.                                                                                               X
------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance coverages
in effect? If no, provide an explanation below.                                                      X
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursement accounts, (II) Continued use of existing cash management system, (III) Continued use of existing business forms, and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash management system in conjunction with the DIP Disbursement Accounts.


                                  Page 1 of 1             Form MOR-5 (continued)